UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2016

Nexeo Solutions Holdings, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-179870-02	27-4328676
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Waterway Square Place, Suite 1000 The Woodlands, Texas (Address of principal executive offices)	77380 (Zip Code)

(281) 297-0700
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the investor presentation that will be used by WL Ross Holding Corp. (“WL Ross”) in making presentations to certain of WL Ross’ stockholders and other persons with respect to the transactions contemplated by the merger agreement relating to the previously announced business combination with Nexeo Solutions Holdings, LLC (“Nexeo”).  The investor presentation attached as Exhibit 99.1 hereto supersedes the investor presentation furnished as Exhibit 99.1 to the Form 8-K filed on March 23, 2016.

The foregoing, Exhibit 99.1, and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Forward Looking Statements

Certain statements made herein are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “intends”, “plan”, “outlook”, “target”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, including statements about our beliefs and expectations and the financial and other projections contained herein and targets available to pursue selective accretive mergers and acquisitions. Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of WL Ross, Nexeo and the combined company after completion of the proposed business combination are based on current expectations that are subject to risks and uncertainties. Accordingly, actual results and performance may materially differ from results or performance expressed or implied by the forward-looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement and Plan of Merger for the business combination (the “Merger Agreement”); (2) the outcome of any legal proceedings that may be instituted against WL Ross, the combined company or others following announcement of the Merger Agreement and transactions contemplated therein; (3) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of WL Ross, inability to complete the transactions prior to or to extend the date by which WL Ross is required to liquidate pursuant to its charter, or other conditions to closing in the Merger Agreement; (4) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (5) the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to grow and manage growth profitability, maintain relationships with suppliers and obtain adequate supply of products and retain its key employees; (6) costs related to the proposed business combination; (7) changes in applicable laws or regulations; (8) the possibility that the combined company may be adversely affected by other economic, business, competitive factors, weather and/or commodity prices; and (9) other risks and uncertainties discussed in the preliminary proxy statement filed by WL Ross with the Securities and Exchange Commission (the “SEC”) on March 31, 2016 concerning the proposed business combination, including those included in the section entitled “Risk Factors” therein, and other filings with the SEC by WL Ross or Nexeo. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and WL Ross and Nexeo undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information about the Transaction and Where to Find It

In connection with the proposed business combination between Nexeo and WL Ross, WL Ross has filed a preliminary proxy statement with the SEC on March 31, 2016, and will mail a definitive proxy statement and other relevant documents to its stockholders when they become available. This Current Report on Form 8-K and the information incorporated by reference herein does not contain all the information that should be considered concerning the proposed business combination. It is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. WL Ross stockholders and other interested persons are advised to read the preliminary proxy statement and any amendment thereto and, once available, the definitive proxy statement in connection with WL Ross’ solicitation of proxies for the special meeting to be held to approve the transactions contemplated by the proposed business combination because the proxy statement will contain important information about Nexeo, WL Ross and the proposed transactions. Stockholders may obtain a copy of the preliminary proxy statement and definitive proxy statement, once available, without charge, at the SEC’s website at http://sec.gov or by directing a request to: WL Ross Holding Corp., c/o WL Ross & Co. LLC, 1166 Avenue of the Americas, 25th Floor, New York, New York 10036, e-mail: WLRHolding@wlross.com, Attn: Tony Reina (Legal Department).

This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination.

Participants in Solicitation

WL Ross, Nexeo, and their respective directors and officers may be deemed participants in the solicitation of proxies to WL Ross’ stockholders with respect to the transactions contemplated by the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of WL Ross’ and Nexeo’s respective executive officers and directors in the solicitation by reading the preliminary proxy statement in connection with the mergers which was filed by WL Ross on March 31, 2016. Information concerning the interests of WL Ross’ and Nexeo’s participants in the solicitation, which may, in some cases, be different than those of WL Ross’ and Nexeo’s equity holders generally, is set forth in the preliminary proxy statement relating to the mergers.

Disclaimer

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
99.1	Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 12, 2016	Nexeo Solutions Holdings, LLC

	By:	/s/ Michael B. Farnell, Jr.
	Name:	Michael B. Farnell, Jr.
	Title:	Executive Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Investor Presentation